THE PROACTIVE
                            ASSET ALLOCATION FUNDS


                                     THE
                            OPTI-flex DYNAMIC FUND

                                ANNUAL REPORT

                              DECEMBER 31, 1996

                This report has been prepared for shareholders
              and may be distributed to others only if prededed
                   or accompanied by a current prospectus.

THE OPTI-flex DYNAMIC FUND

February 20, 1997

Dear Fellow Shareholders,

Thank you for your purchase into the OPTI-flex(R) Dynamic Fund. We are pleased to offer the OPTI-flex(R) Money Management Services through a new unique mutual fund structure. We would like to take this opportunity to highlight some of the features of your Fund:

       - Global Allocation: The Investment Adviser has the flexibility to invest a portion of the Fund's assets into foreign and domestic bonds or equities.

       - Dynamic Proactive Asset Allocation: The Fund's allocation to various types of mutual funds which invest in various asset classes (stocks, bonds, gold stocks, cash, etc.) can be modified according to the changing market conditions, and in anticipation of changes in the economic environment.

       - Fund-of-funds: Using mutual funds in a dynamic asset allocation strategy further reduces risk by providing instant diversification across hundreds of securities within each asset class and allowing the Fund to move assets overnight between asset classes with little cost.

We realize that we are not the only mutual fund to have these features, but we are one of very few to combine them into one single product.

The following pages contain our annual audited financial statements, as audited by KPMG Peat Marwick LLP (see page 14). Also enclosed is a portfolio profile and review by C. Martin Unterreiner, portfolio manager for the Fund. For further information on the Fund, please consult the prospectus, or contact your financial adviser. If you do not have a prospectus, please call 888-587-3539, and we will be happy to send one to you. We appreciate your interest and support.

Sincerely,

/s/ Jeffrey Unterreiner

Jeffrey J. Unterreiner, RFC
Chairman/President

To Fellow Shareholders,                                      February 20, 1997

According to Mutual Funds Magazine, there are now over 9,000 mutual funds and share classes registered with the U.S. Securities & Exchange Commission. With that number of mutual funds and share classes from which to choose, it is somewhat surprising that, according to Morningstar, there are only 67 "Funds of Funds" that primarily invest in other mutual funds. The OPTI-FLEX(R) DYNAMIC FUND (the Fund) is the first St. Louis based "Fund of Funds," and the first PROACTIVE Asset Allocation Fund managing money on a global basis.

We have always taken pride in the fact that our investment advisory firm of PROACTIVE Money Management, Inc. is "On The Cutting Edge" of the money management business. It has been stated by Global Business Research that "The Fund of Funds concept is the latest hot product positioned to explode in the mutual fund marketplace." You may be interested to know that I will be one of twelve speakers at their first "Fund of Funds" conference to be held in Boston, Massachusetts April 14-15, 1997.

The fiscal year of the Fund is the same as the calendar year. Since the Fund did not commence operation until October 1, 1996, our first fiscal year covers only three months. During that period of time, the Fund was up 3.22%, with reinvestment of dividends and capital gains, as compared to a 3.62% gain for the Dow Jones World Stock Index (DJW-X). Since the Fund is invested globally, and since the DJW-X is a broad measure of global stock prices, the DJW-X is our benchmark for comparing the performance of the Fund. As you can see from the graph below, we got off to a little rocky start in October with a decline of 1.60% for the Fund while the DJW-X had a slight gain of 0.13%. In the month of November, we lagged the DJW-X, which had a gain of 5.33%, with a gain of 3.35% for the Fund. However, in December, we substantially outperformed the DJW-X, which was down 1.75%, with a gain of 1.49% for the Fund. During the first couple of months, our focus was not on short-term performance, but on getting the Fund nvested appropriately to benefit from the fact that capitalism is breaking out on a global basis. We believe the outlook for worldwide economic growth and cooperation is better than it has ever been. We think the Fund is now well positioned to produce above average market returns in 1997, with below average market risk.


[line charts]

Graphic representation of OPTI-flex DYNAMIC Fund vs Dow Jones World Stock Index October 1, 1996 to December 31, 1996

Graphic representation of OPTI-flex DYNAMIC Fund vs Dow Jones World Stock Index October 31, 1996 to December 31, 1996


Past performance is not predictive of future performance. A one year 1% contingent deferred sales charge (CDSC) has not been deducted from the values shown. Imposition of the 1% CDSC would have reduced the Fund value to $10,219 for the chart to the left and to $10,385 for the chart to the right. As can be seen from the Portfolio of Investments, the Fund is widely diversified, yet concentrated in our preferred areas. As of December 31, 1996, approximately 78% of the assets of the Fund was invested in 37 other mutual funds, approximately 18% was invested in 51 closed-end investment trusts (which were purchased at an average discount of about 20% below their net asset value) and about 3.5% was invested in 14 direct investments we consider undervalued. See the prospectus of the Fund for a further discussion of these types of investments.

As stated in our prospectus, "The Fund's objective is to seek a high total return over the long-term consistent with exhibiting less investment risk than a portfolio consisting solely of common stocks." We thank you for giving us the opportunity to be of service to you. Our commitment to you is summed up in the following statement, "We will at all times conduct ourselves with integrity and distinction, putting first the interests of our clients."

Sincerely yours,

/s/ Martin Unterreiner

C. Martin Unterreiner
OPTI-flex(R) Money Manager


Portfolio of Investments as of December 31, 1996

MUTUAL FUNDS - 78.2%                                      SHARES        VALUE


Artisan International Fund                                 7,734     $103,016
Eaton Vance Traditional Greater China Fund                22,714     $368,641
Eaton Vance Traditional Greater India Fund                41,573     $251,933
G.T. Global Strategic Income Advisor Fund                  8,370     $101,534
Guinness Flight China & Hong Kong Fund                     9,476     $167,788
Harbor International Growth Fund                           6,294     $102,207
Heartland Value & Income Plus Fund                         6,460      $88,693
Invesco European Small Company Fund                        6,502     $104,226
Invesco Strategic Energy Fund                              6,920     $100,069
Invesco Strategic Financial Services Fund                  4,504     $100,090
Invesco Strategic Gold Fund                               17,897      $99,541
Invesco Value Equity Fund                                  4,156      $98,634
Invesco Worldwide Capital Goods Fund                      10,552     $101,155
Invesco Worldwide Communications Fund                      8,185     $103,352
Janus High Yield Fund                                      7,643      $85,831
Janus Overseas Fund                                        7,473     $113,736
Lexington Gold Fund                                       27,201     $162,388
Lexington Small Cap Asia Fund                             18,985     $232,379
Lexington Strategic Silver Fund                           24,725     $104,586
Longleaf Partners Small Cap Fund                           2,843      $50,782
Matthews Pacific Tiger Fund                                5,751      $69,708
Montgomery Growth Fund                                     8,155     $164,326
Montgomery International Growth Fund                      14,134     $203,534
Montgomery International Small Cap Fund                   17,772     $268,885
Montgomery Small Cap Opportunity Fund                     10,413     $171,496
Oakmark Small Cap Fund                                     7,837     $113,171
Rydex Precious Metals Fund                                28,713     $245,786
Scudder Emerging Markets Income Fund                      16,111     $197,848
Scudder Gold Fund                                          5,486      $69,559
Scudder Greater Europe Growth Fund                        11,362     $205,434
Strong Asia Pacific Fund                                   3,577      $34,127
Strong High Yield Bond Fund                               16,664     $190,806
Twentieth Century Value Fund                              13,948      $91,915
Twentieth International Discovery Fund                    12,482      $91,866
Vontobel Eastern European Equity Fund                     16,998     $253,102
Warburg Pincus Small Company Value Fund                    5,717      $88,276
Wright International Blue Chip Equities Fund               4,223      $70,485
                                                                   ----------

TOTAL MUTUAL FUNDS (Cost $5,172,789)                               $5,170,905
                                                                   ----------

                                        (Continued)



Portfoilio of Investments as of December 31, 1996 (Continued)

CLOSED END MUTUAL FUNDS - 18.3%


Alliance Global Environment Fund                           2,000      $25,000
Americas Income Trust, Inc.                                3,000      $22,125
Austria Fund                                               2,000      $18,000
Baker Fentress & Company                                   2,000      $33,750
Black Rock North America Government, Inc.                  2,000      $19,750
Central European Equity Fund                               2,000      $39,500
Clemente Global Growth Fund                                4,000      $30,000
Emerging Germany Fund, Inc.                                3,000      $24,375
Emerging Markets Infrastructure Fund                       2,000      $21,750
Emerging Markets Telecommunications Fund                   1,000      $15,250
Emerging Mexico Fund, Inc.                                 1,000       $7,375
Engex, Inc.                                                1,000      $11,750
Equus, Inc.                                                3,000      $48,375
European Warrant Fund, Inc.                                3,000      $34,875
First Australia Fund, Inc.                                 1,000       $8,687
First Commonwealth Fund                                    2,000      $24,000
First Iberian Fund                                         4,000      $43,500
First Israel Fund                                          1,000      $11,875
First Phillipine Fund                                      3,000      $45,000
France Growth Fund, Inc.                                   2,000      $20,750
Germany Fund                                               1,000      $12,625
Global Health Sciences Fund                                2,000      $29,000
Global High Income Dollar Fund                             1,000      $12,875
Global Small Cap Fund                                      1,000      $11,625
Greater China Fund                                         2,000      $31,250
Growth Fund of Spain, Inc.                                 3,000      $38,250
G.T. Global Developing Markets Fund                        3,000      $34,875
G.T. Global Greater Eastern Europe Fund                    2,000      $25,750
Hong Kong Country Basket Index Fund                        1,000      $33,000
Italy Fund, Inc.                                           1,000       $8,750
Japan Country Basket Index Fund                            1,000      $32,250
Jardine Fleming China Region Fund                          1,000      $11,375
Latin America Growth Fund                                  1,000       $9,750
Latin America Investment Fund                              1,000      $15,750
Mexico Equity & Income Fund                                1,000       $9,500
Mexico Fund                                                1,000      $15,000
Morgan GrenFell Small Cap Fund                             2,000      $21,000
Morgan Stanley Africa Investment Fund                      1,000      $13,625

                                           (Continued)


Portfoilio of Investments as of December 31, 1996 (Continued)


Morgan Stanley Asia Fund                                   2,000      $19,500
New Germany Fund                                           3,000      $40,125
Portugal Fund                                              3,000      $41,250
Scudder New Asia Fund, Inc.                                1,000      $12,500
Scudder New Europe Fund                                    1,000      $13,875
Southern Africa Fund, Inc.                                 1,000      $14,625
TCW/DW Emerging Markets Opportunity Fund                   1,000      $11,125
Templeton China World Fund                                 2,000      $26,500
Templeton Dragon Fund, Inc.                                1,000      $16,125
Templeton Global Income Fund                               3,000      $21,375
Templeton Vietnam Opportunities Fund                       2,000      $23,500
The Spain Fund, Inc.                                       2,000      $22,750
Tri-Continental Corporation                                1,000      $24,125
World Equity Benchmark Shares - Japan                      1,000      $13,062
Worldwide Dollarvest Fund                                  1,000      $13,250
Worldwide Value Fund                                       1,000      $22,000
                                                                      -------

TOTAL CLOSED END MUTUAL FUNDS (Cost $1,209,008)                    $1,207,624
                                                                   ----------

COMMON STOCKS - 3.5%

Aetrium, Inc.                                              1,000      $13,250
Aseco Corporation                                          1,000      $11,625
Bel Fuse, Inc.                                             1,000      $14,125
Buffets, Inc.                                              3,000      $27,375
Cavalier Homes, Inc.                                       1,000      $11,500
Cohu, Inc.                                                 1,000      $23,250
Devon Group                                                1,000      $27,500
Electroglas, Inc.                                          1,000      $16,125
In Focus Systems, Inc.                                       100       $2,163
Merix, Corporation                                         1,000      $15,250
Microtest, Inc.                                            1,000       $9,750
Tencor Instruments                                         1,000      $26,375
Ultratech Stepper, Inc.                                    1,000      $23,750
Zoom Telephonics                                           1,000      $10,125
                                                                      -------

     TOTAL COMMON STOCKS (Cost $231,266)                             $232,163
                                                                     --------

     TOTAL INVESTMENTS - 100% (Cost $6,613,062)                    $6,610,692
                                                                   ==========

See accompanying notes to financial statements



                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1996


Assets:

         Investments at Market Value (Cost of $6,613,062)    $6,610,692
         Cash                                                   334,371
         Receivable for capital stock sold                       76,785
         Dividends receivable                                    30,227
         Unamortized organizational costs                        71,194
         Receivable from advisor                                  8,767
         Prepaid expense                                          7,062
                                                           ------------
Total Assets                                                 $7,139,098
                                                           ------------

Liabilities:

         Payable for securities purchased                       226,573
         Payable for capital stock redeemed                       4,792
         Dividends payable                                           95
         Other accrued liabilities                              101,568
                                                           ------------
Total Liabilities                                              $333,028
                                                           ------------
Net Assets:

         Capital                                              6,808,440
         Net unrealized gain (loss) on investments               (2,370)
                                                           ------------

Net Assets                                                    $6,806070
                                                           ============

Capital Stock Outstanding                                       672,022
                                                           ------------

Net Asset Value and Offering Price Per Share                     $10.13
                                                           ------------

See accompanying notes to financial statements



                            STATEMENT OF OPERATIONS

          For the period October 1, 1996 * Through December 31, 1996


Investment Income:
         Interest                                                $373
         Dividends                                             67,203
                                                           ----------
Total Investment Income                                       $67,576
                                                           ----------

Fund Expenses:
         Investment advisory fees                               2,364
         Audit fees                                            10,000
         Custodian fees                                         1,541
         Printing and postage                                   2,873
         Transfer agent and accounting fees                     6,110
         Registration and filing fees                           5,520
         Amortization of organization expense                   3,778
         Trustee fees                                           6,762
         Administrative fees                                    6,881
         Distribution expense                                   2,364
         Shareholder service fee                                  788
         Insurance expense                                      1,112
         Other expenses                                           184
                                                           ----------

         Total Expenses                                        50,277

         Management fees waived by advisor                     (2,364)
         Reimbursement of expenses by advisor                 (39,693)
                                                           ----------

Total Expenses - net                                           $8,220
                                                           ----------

Investment Income - net                                       $59,356
                                                           ----------

Realized and Unrealized Gain (Loss)
         On investment - net:
         Net realized gain                                     65,717
         Change in unrealized depreciation of investments      (2,370)
                                                           ----------

Net Gain On Investments                                       $63,347
                                                           ----------

Net Increase In Net Assets Resulting From Operations         $122,703
                                                             ========

* Date of commencement of operations

See accompanying notes to financial statements



                      STATEMENT OF CHANGES IN NET ASSETS

          For the period October 1, 1996 * Through December 31, 1996


Increase (Decrease) In Net Assets:

Operations:
         Net investment income                                              $59,356
         Net realized gain on investments                                    65,717
         Net change in unrealized depreciation of investments                (2,370)
                                                                         ----------

Net increase in net assets resulting from operations                       $122,703
                                                                         ----------

Dividends And Distributions To Shareholders From:
         Net investment income                                              (59,356)
         Net realized gain from investment transactions                     (65,717)
                                                                         ----------

Net decrease in net assets resulting from dividends and distributions     ($125,073)
                                                                         ----------

Capital Share Transactions:
         Net proceeds from sales                                          6,694,304
         Reinvestment of dividends                                          124,978
         Cost of redemptions                                                (10,842)
                                                                         ----------

Net increase in net assets resulting from capital share transactions     $6,808,440
                                                                         ----------

Total Increase In Net Assets                                             $6,806,070

Net Assets - Beginning Of Period                                              --
                                                                         ----------

Net Assets - End Of Period                                               $6,806,070
                                                                         ==========

Changes In Shares Outstanding:

         Shares sold                                                        660,748
         Shares issued in connection with reinvestment of dividends          12,338
         Shares redeemed                                                     (1,064)
                                                                         ----------

         Net increase                                                       672,022
                                                                         ==========

* Date of commencement of operations

See accompanying notes to financial statements



                             FINANCIAL HIGHLIGHTS

Selected per share data and ratios for an average share outstanding during the period

                                FOR THE PERIOD
                              OCTOBER 1, 1996 (2)
                           THROUGH DECEMBER 31, 1996


Net Asset Value, Beginning of Period                                                $10.00

         Income from Investment Operations

                  Net investment income                                              $0.09
                  Net gains or losses on securities
                       (both realized and unrealized)                                $0.23
                                                                                ----------

                  Total From Investment Operations                                   $0.32
                                                                                ----------

         Less Distributions

                  Dividends (from net investment income)                            ($0.09)
                  Distributions in excess of net investment income                  ($0.10)
                                                                                ----------

                  Total Distributions                                               ($0.19)
                                                                                ----------

Net Asset Value, End of Period                                                      $10.13
                                                                                ==========

Total Return                                                                         3.22%

Ratios/Supplemental Data

         Net Assets, End of Period                                              $6,806,070
         Ratio of Expenses to Average Net Assets (1)                                 2.39%
         Ratio of Net Investment Income to Average Net Assets (1)(3)                17.25%
         Portfolio Turnover Rate                                                    18.77%
         Ratio of Expenses to Average Net Assets, before waiver of fees             14.61%
         Ratio of Net Investment Income to Average Net Assets before
            waiver of fees                                                           5.03%

         (1) Annualized
         (2) Date of commencement of operations
         (3) This ratio is higher than it would usually be with a fund of this type because it is an annualized amount using the Net Investment Income of the Fund earned during the period, October 1, 1996 through December 31, 1996, which included year-end dividend and capital gains distributions.

See accompanying notes to financial statements


NOTES TO FINANCIAL STATEMENTS
December 31, 1996

1. ORGANIZATION

The PROACTIVE Asset Allocation Funds was organized in 1996 and is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The OPTI-flex(R) Dynamic Fund (the "Fund") commenced operations on October 1, 1996.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments - Securities which are traded on stock exchanges are valued at the last sales price as of the close of business on the New York Stock Exchange on the day of valuation, or, lacking any sales, at the closing bid prices. Mutual funds are valued at the daily redemption value determined by the underlying fund.

Money market securities maturing more than 60 days after the valuation date are valued at the last sales price as of the close of business on the day of valuation, or, lacking any sales, at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When such securities are valued within 60 days or less to maturity, the difference between the valuation existing on the 61st day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing within 60 days from their date of acquisition are valued at amortized cost.

Repurchase Agreements - It is the Fund's policy to take possession of the collateral for repurchase agreements before payment is made to the seller. Market value of the collateral must be at least 100% of the amount of the repurchase agreement.

Income Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

Organizational Costs -- The cost related to the organization of the Fund has been deferred and is being amortized on a straight-line basis over a five year period.

December 31, 1996

3. INVESTMENT ADVISORY AGREEMENT

PROACTIVE Money Management, Inc. (PROACTIVE) provides the Fund with investment management research, statistical, and advisory services. For such services, the Fund pays monthly a fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.75% of average net assets up to $500 million, 0.65% of average net assets exceeding $500 million. During the period ended December 31, 1996, PROACTIVE voluntarily waived all of its investment advisory fees in the Fund.

The Fund has adopted a distribution expense plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). Pursuant to the Plan, the Fund may use as much as 75/100 of 1% of net assets annually to aid in the distribution of shares. The Fund has adopted a service plan for using as much as 25/100 of 1% of net assets annually to aid in the distribution of shares.

Certain officers and/or trustees of the Fund are officers and/or directors of PROACTIVE.

4. CAPITAL SHARE TRANSACTIONS

At December 31, 1996, an indefinite number of shares of $0.10 par value stock were authorized in the Fund and capital amounted to $6,808,440 in the Fund. Transactions on capital stock are included elsewhere in this report.

5. PURCHASES AND SALES OF INVESTMENTS

Purchases and sales of investments, excluding short-term investments and U.S. Government and agency obligations for the year ended December 31, 1996 were as follows:

                           Purchases                       Sales
                           ---------                       -----
OPTI-flex(R)               $6,970,087                    $335,043

As of December 31, 1996, the aggregate cost if investments and net unrealized appreciation (depreciation) for Federal income tax purposes was comprised of the following:


                                                     Unrealized        Unrealized        Net Unrealized
                                    Investment      Appreciation      Depreciation        Depreciation
                                       Cost        of Investments    of Investments      of Investments
                                       ----        --------------    --------------      --------------


OPTI-flex(R)                         $6,613,062       $101,550         ($103,920)            ($2,370)


                         INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Trustees
The OPTI-flex(R) Dynamic Fund:

         We have audited the accompanying statement of assets and liabilities of the OPTI-flex(R) Dynamic Fund (Fund) including the portfolios of investments as of December 31, 1996, and the related statement of operations, statement of changes in net assets and the financial highlights for the period indicated herein. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of December 31, 1996, by correspondence with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material aspects, the financial position of the OPTI-flex(R) Dynamic Fund at December 31, 1996, the results of its operations, the changes in its net assets and the financial highlights for the period indicated herein, in conformity with generally accepted accounting principles.

                                                      KPMG Peat Marwick LLP

Columbus, Ohio
January 31, 1997

                              INVESTMENT ADVISOR
                       PROACTIVE Money Management, Inc.

                                  DISTRIBUTOR
                      PROACTIVE Financial Services, Inc.

                    ADDRESS OF FUND, ADVISOR, & DISTRIBUTOR
                      500 Chesterfield Center, Suite 250
                            Chesterfield, MO 63017
                                 800-873-3371
                                 314-530-7575

                                   CUSTODIAN
                                Star Bank, N.A.
                               Star Bank Center
                               425 Walnut Street
                             Cincinnati, OH 45202

                           TRANSFER AGENT & DIVIDEND
                               DISBURSING AGENT
                         Mutual Funds Service Company
                              6000 Memorial Drive
                               Dublin, OH 43017
                                 888-587-3539
                        614-798-3149 (in Central Ohio)

                                 LEGAL COUNSEL
                    Armstrong, Teasdale, Schlafly, & Davis
                            One Metropolitan Square
                           St. Louis, MO 63102-2740

                                   AUDITORS
                             KPMG Peat Marwick LLP
                             Two Nationwide Plaza
                              Columbus, OH 43215